PACE Select

Prospectus Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses"), each dated November 28, 2012, as supplemented to date

October 21, 2013

Dear Investor,

The purpose of this supplement is to update information related to certain regulatory requirements affecting the PACE Alternative Strategies Investments (the "Fund"), a series of PACE Select Advisors Trust. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is subject to registration and regulation as a commodity pool operator under the Commodity Exchange Act ("CEA") with respect to its services to the Fund. Specifically, the CEA, and the rules promulgated thereunder, require certain disclosure of information regarding the publication of the current net asset value of the Fund.

Accordingly, the Prospectuses are hereby revised as follows, effective immediately:

The section captioned "Additional information" and sub-headed "Other information" on page 130 of the Multi-Class Prospectus and page 124 of the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The Trust, with respect to each fund except PACE Alternative Strategies Investments, has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a CPO under the CEA. The Commodity Futures Trading Commission ("CFTC") has adopted recent amendments to rules under the CEA that significantly affect the exclusion available to the funds, and UBS Global AM is subject to registration and regulation as a CPO under the CEA with respect to its services to PACE Alternative Strategies Investments. Also, one or more funds may consider steps, such as substantial investment strategy changes, in order for the Trust (except with respect to PACE Alternative Strategies Investments) to continue to qualify for the CPO exclusion. PACE Alternative Strategies Investments' current net asset value per share is available to investors at http://www.ubs.com/us/en/asset_management/individual_investors/ii_pace.html.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-650